UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Clearfield, Inc.

(Exact name of registrant as specified in charter)

Minnesota	000-16106	41-1347235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 476-6866
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (?240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 26, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 13,846,718 shares of the Company’s common stock outstanding and entitled to vote, 10,106,442 shares, or 72.98%, were present at the Annual Meeting.

Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement for the 2026 Annual Meeting, filed with the Securities and Exchange Commission on January 15, 2026.

Proposal 1

To elect eight (8) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
Cheryl Beranek	8,352,943	103,978	5,139	1,644,382
Walter L. Jones, Jr.	8,207,871	251,242	2,947	1,644,382
Catherine T. Kelly	8,381,978	72,023	8,059	1,644,382
Ronald G. Roth	8,181,305	261,146	19,609	1,644,382
Ademir Sarcevic	8,380,064	76,141	5,855	1,644,382
Rebecca B. Seidel	8,384,318	72,075	5,667	1,644,382
Kathleen S. Skarvan	8,383,083	73,122	5,855	1,644,382
Carol A. Wirsbinski	8,264,034	189,967	8,059	1,644,382

Proposal 2

To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
8,282,235	158,594	21,231	1,644,382

Proposal 3

To ratify and confirm the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2026.

For	Against	Abstain
10,049,089	48,105	9,248

As a result, all nominees identified in Proposal 1 were elected as directors. With respect to Proposal 2, the shareholders approved, on an advisory basis, the compensation paid to our named executive officers. With respect to Proposal 3, the shareholders ratified and confirmed the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Dated: February 27, 2026	By:	/s/ Daniel Herzog
Daniel Herzog, Chief Financial Officer